Significant accounting policies, judgements, estimates and assumptions	12 Months Ended
Dec. 31, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
Significant accounting policies, judgements, estimates and assumptions	Significant accounting policies, judgements, estimates and assumptions
Authorization of financial statements and statement of compliance with International Financial Reporting Standards
The consolidated financial statements of BP p.l.c and its subsidiaries (collectively referred to as bp or the group) for the year ended 31 December 2022 were approved and signed by the chief executive officer and chairman on 10 March 2023 having been duly authorized to do so by the board of directors. BP p.l.c. is a public limited company incorporated and domiciled in England and Wales. The consolidated financial statements have been prepared in accordance with United Kingdom adopted international accounting standards and International Financial Reporting Standards (IFRSs) as issued by the International Accounting Standards Board (IASB) and as adopted by the European Union (EU) and in accordance with the provisions of the UK Companies Act 2006 as applicable to companies reporting under international accounting standards. IFRS as adopted by the UK does not differ from IFRS as adopted by the EU. IFRS as adopted by the UK and EU differs in certain respects from IFRS as issued by the IASB. The differences have no impact on the group’s consolidated financial statements for the years presented. The significant accounting policies and accounting judgements, estimates and assumptions of the group are set out below.
Basis of preparation
The consolidated financial statements have been prepared on a going concern basis and in accordance with IFRS and IFRS Interpretations Committee (IFRIC) interpretations issued and effective for the year ended 31 December 2022. The accounting policies that follow have been consistently applied to all years presented, except where otherwise indicated.
The consolidated financial statements are presented in US dollars and all values are rounded to the nearest million dollars ($ million), except where otherwise indicated.
Significant accounting policies: use of judgements, estimates and assumptions
Inherent in the application of many of the accounting policies used in preparing the consolidated financial statements is the need for bp management to make judgements, estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual outcomes could differ from the estimates and assumptions used. The accounting judgements and estimates that have a significant impact on the results of the group are set out in boxed text below, and should be read in conjunction with the information provided in the Notes on financial statements.
The areas requiring the most significant judgement and estimation in the preparation of the consolidated financial statements are: accounting for the investments in Rosneft and Aker BP; the formation of Azule Energy, exploration and appraisal intangible assets; the recoverability of asset carrying values, including the estimation of reserves; supplier financing arrangements; derivative financial instruments; provisions and contingencies; pensions and other post-retirement benefits; and taxation. Judgements and estimates, not all of which are significant, made in assessing the impact of the current economic and geopolitical environment, and climate change and the transition to a lower carbon economy on the consolidated financial statements are also set out in boxed text below. Where an estimate has a significant risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the next financial year this is specifically noted within the boxed text.

Judgements and estimates made in assessing the impact of climate change and the transition to a lower carbon economy
Climate change and the transition to a lower carbon economy were considered in preparing the consolidated financial statements. These may have significant impacts on the currently reported amounts of the group’s assets and liabilities discussed below and on similar assets and liabilities that may be recognized in the future. The group’s assumptions for investment appraisal (see page 28) form part of an investment decision-making framework for currently unsanctioned future capital expenditure on property, plant and equipment, and intangibles including exploration and appraisal assets, that is designed to support the effective and resilient implementation of bp’s strategy. The price assumptions used for investment appraisal include oil and gas price assumptions, which are producer prices and are therefore net of any future carbon prices that the purchaser may be required to pay, and an assumption of a single carbon emissions cost imposed on the producer in respect of operational greenhouse gas (GHG) emissions (carbon dioxide and methane) in order to incentivize engineering solutions to mitigate GHG emissions on projects. The group's oil and gas price assumptions for value-in-use impairment testing are aligned with those investment appraisal assumptions, except for 2023 oil and gas prices which reflect near-term market conditions. The assumptions for future carbon emissions costs in value-in-use impairment testing differ from the investment appraisal assumptions and are described below.
Impairment of property, plant and equipment and goodwill
The energy transition is likely to impact the future prices of commodities such as oil and natural gas which in turn may affect the recoverable amount of property, plant and equipment and goodwill in the oil and gas industry. Management’s best estimate of oil and natural gas price assumptions for value-in-use impairment testing were revised during 2022. Prices are disclosed in real 2021 terms. The Brent oil assumption from 2024 up to 2030 was increased to $70 per barrel to reflect near-term supply constraints before steadily declining to $45 per barrel by 2050 continuing to reflect the assumption that as the energy system decarbonizes, falling oil demand will cause oil prices to decline. The price assumptions for Henry Hub gas up to 2035 and up to 2050 were increased to $4.00 per mmBtu and $3.50 per mmBtu respectively, reflecting increased demand for US gas production to offset reduced Russian gas flows. The revised assumptions sit within the range of external scenarios considered by management and are in line with a range of transition paths consistent with the temperature goal of the Paris climate change agreement, of holding the increase in the global average temperature to well below 2°C above pre-industrial levels and pursuing efforts to limit the temperature increase to 1.5°C above pre-industrial levels.
As noted above, the group’s investment appraisal process includes a single carbon emissions price assumption for the investment economics which is applied to bp's anticipated share of bp's forecast of the investments assets' scope 1 and 2 GHG emissions where they exceed defined thresholds, and is assumed to be payable by bp as the producer or as a non-operator. However, for value-in-use impairment testing on bp's existing cash generating units (CGUs), consistent with all other relevant cash flows estimated, bp is required to reflect management's best estimate of any expected applicable carbon emission costs payable by bp, including where bp is not the operator, in the future for each jurisdiction in which the group has interests. This requires management’s best estimate of how future changes to relevant carbon emission cost policies and/or legislation are likely to affect the future cash flows of the group’s applicable CGUs, whether currently enacted or not. Future potential carbon pricing and/or costs of carbon emissions allowances are included in the value-in-use calculations to the extent management has sufficient information to make such an estimate. Currently this results in limited application of carbon price assumptions in value-in-use impairment tests given that carbon pricing legislation in most impacted jurisdictions where the group has interests is not in place and there is not sufficient information available as to the relevant policy makers' future intentions regarding carbon pricing to support an estimate.

1. Significant accounting policies, judgements, estimates and assumptions – continued

Where we consider that the outcome of a value-in-use impairment test could be significantly affected by a carbon price in place in any jurisdiction, this is incorporated into the value-in use impairment testing cash flows. The most significant instances where a carbon price has been incorporated in this way are for the UK North Sea and Gelsenkirchen refinery, where assumptions of approximately £100/tCO2e and an average of approximately €70/tCO2e were applied in the 2022 value-in-use impairment tests respectively.
However, as bp’s forecast future prices are producer prices, the group considers it reasonable to assume that if, in addition to the costs already in place, further scope 1 and 2 emission costs were partially to be borne directly by oil and gas producers including bp in future and the prevalence of such costs were to become widespread, the gross oil and gas prices realised by producers would be correspondingly higher over the long term, resulting in no expected overall materially negative impacts on the group’s net cash flows. See significant judgements and estimates: recoverability of asset carrying values for further information including sensitivity analysis in relation to reasonably possible changes in the price assumptions and carbon costs.
Production assumptions within upstream property, plant and equipment and goodwill value-in-use impairment tests reflect management’s current best estimate of future production of the existing upstream portfolio. The group sees the expected reduction in upstream hydrocarbon production by around 25% by 2030 from its 2019 baseline (see page 11) being achieved through future active management, including divestments, and high-grading of the portfolio. Changes in upstream production since 2019 will be included in the best estimate to the extent the divestments have been announced or completed however, as the specific future changes to the remainder of the portfolio are not yet known, the current best estimate used for accounting purposes does not include the full extent of the expected upstream production reduction. See significant judgements and estimates: recoverability of asset carrying values and Note 14 for sensitivity analyses in relation to reasonably possible changes in production for upstream oil and gas properties and goodwill respectively.
Impairment reversals were recognized on certain upstream oil and gas properties partly as a result of the higher near-term assumptions. See Note 4 for further information.
For the customers & products segment, though the energy transition may impact demand for certain refined products in the future, management anticipates sufficiently robust demand for the remainder of each refinery’s useful life.
Management will continue to review price assumptions as the energy transition progresses and this may result in impairment charges or reversals in the future.
Exploration and appraisal intangible assets
The energy transition may affect the future development or viability of exploration prospects. A significant proportion of the group's exploration and appraisal intangible assets were written off in 2020 and the recoverability of the remaining intangibles was considered during 2022. No significant write-offs were identified. These assets will continue to be assessed as the energy transition progresses. See significant judgement: exploration and appraisal intangible assets and Note 8 for further information.
Property, plant and equipment – depreciation and expected useful lives
The energy transition may curtail the expected useful lives of oil and gas industry assets thereby accelerating depreciation charges. However, a significant majority of bp’s existing upstream oil and natural gas properties are likely to be fully depreciated within the next 10 years and, as outlined in bp's strategy, oil and natural gas production will remain an important part of bp’s business activities over that period. The significant majority of refining assets, recognized on the group’s balance sheet at 31 December 2022 that are subject to depreciation, will be depreciated within the next 12 years; demand for refined products is expected to remain sufficient to support the remaining useful lives of existing assets. Therefore, management does not expect the useful lives of bp’s reported property, plant and equipment to change and do not consider this to be a significant accounting judgement or estimate. Significant capital expenditure is still required for ongoing projects as well as renewal and/or replacement of aged assets and therefore the useful lives of future capital expenditure may be different. See significant accounting policy: property, plant and equipment for more information.
Provisions: decommissioning
The energy transition may bring forward the decommissioning of oil and gas industry assets thereby increasing the present value of associated decommissioning provisions. The majority of bp’s existing upstream oil and gas properties are expected to start decommissioning within the next two decades. The group’s expectation to reduce its upstream hydrocarbon production by around 25% by 2030 from its 2019 baseline (see page 11) is expected to be achieved through future active management, including divestments, and high-grading of the portfolio. Any resulting increases or decreases to the weighted average timing of decommissioning will be driven by the profile of assets held in the revised portfolio. Currently, the expected timing of decommissioning expenditures for the upstream oil and gas assets in the group’s portfolio has not materially been brought forward. Management does not expect a reasonably possible change of two years in the expected timing of all decommissioning to have a material effect on the upstream decommissioning provisions, assuming cash flows remain unchanged.
Decommissioning cost estimates are based on the known regulatory and external environment. These cost estimates may change in the future, including as a result of the transition to a lower carbon economy. For refineries, decommissioning provisions are generally not recognized as the associated obligations have indeterminate settlement dates, typically driven by the cessation of manufacturing. Management will continue to review facts and circumstances to assess if decommissioning provisions need to be recognized. Decommissioning provisions relating to refineries at 31 December 2022 are not material. See significant judgements and estimates: provisions for further information.

1. Significant accounting policies, judgements, estimates and assumptions – continued

Judgements and estimates made in assessing the impact of the geopolitical and economic environment
In preparing the consolidated financial statements, the following areas involving judgement and estimates were identified as most relevant with regards to the impact of the current geopolitical and economic environment.
Oil and gas price assumptions
The near-term oil and gas price assumptions applied in value-in-use impairment testing have been increased to reflect current supply constraints and increased demand for gas to replace Russian supply. See significant judgements and estimates: recoverability of asset carrying values for further information.
Discount rate assumptions
The discount rates used for impairment testing and provisions were reassessed during the year in light of changing economic and geopolitical outlooks. The nominal discount rate applied to provisions was increased twice during the year to reflect rising US Treasury yields. The principal impact of these rate increases was a $3.2 billion decrease in the decommissioning provision with an associated decrease in the carrying amount of property, plant and equipment of $2.5 billion and a pre-tax credit to the income statement of $0.7 billion. Impairment discount rates were also increased from those reported in 2021. See significant judgements and estimates: recoverability of asset carrying values and provisions for further information.
Pensions and other post-retirement benefits
The volatility in the financial markets during 2022 impacted the assumptions used for determining the fair value of plan assets and the present value of defined benefit obligations in the group’s defined benefit pension plans. See significant estimate: pensions and other post-retirement benefits and Note 24 for further information.

Basis of consolidation
The consolidated group financial statements consolidate the financial statements of BP p.l.c. and its subsidiaries drawn up to 31 December each year. Subsidiaries are consolidated from the date of their acquisition, being the date on which the group obtains control, including when control is obtained via potential voting rights, and continue to be consolidated until the date that control ceases.
The financial statements of subsidiaries are prepared for the same reporting year as the parent company, using consistent accounting policies. Intra-group balances and transactions, including unrealized profits arising from intra-group transactions, have been eliminated. Unrealized losses are eliminated unless the transaction provides evidence of an impairment of the asset transferred.
Non-controlling interests represent the equity in subsidiaries that is not attributable, directly or indirectly, to bp shareholders. Included within non-controlling interests are perpetual subordinated hybrid securities issued by subsidiaries and for which the group has the unconditional right to avoid transferring cash or another financial asset to the holders. Profit or loss attributable to bp shareholders is adjusted to reflect the coupon/interest related to these hybrid securities whether or not such distribution has been deferred.
Interests in other entities
Business combinations and goodwill
Business combinations are accounted for using the acquisition method. The identifiable assets acquired and liabilities assumed are recognized at their fair values at the acquisition date.
Goodwill is initially measured as the excess of the aggregate of the consideration transferred, the amount recognized for any non-controlling interest and the acquisition-date fair values of any previously held interest in the acquiree over the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date. The amount recognized for any non-controlling interest is measured at the present ownership's proportionate share in the recognized amounts of the acquiree’s identifiable net assets. At the acquisition date, any goodwill acquired is allocated to each of the cash-generating units, or groups of cash-generating units, expected to benefit from the combination’s synergies. Following initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill arising on business combinations prior to 1 January 2003 is stated at the previous carrying amount under UK generally accepted accounting practice, less subsequent impairments.
Goodwill may arise upon investments in joint ventures and associates, being the surplus of the cost of investment over the group’s share of the net fair value of the identifiable assets and liabilities. Any such goodwill is recorded within the corresponding investment in joint ventures and associates.
Goodwill may also arise upon acquisition of interests in joint operations that meet the definition of a business. The amount of goodwill separately recognized is the excess of the consideration transferred over the group's share of the net fair value of the identifiable assets and liabilities.
Interests in joint arrangements
The results, assets and liabilities of joint ventures are incorporated in these consolidated financial statements using the equity method of accounting as described below.
Certain of the group’s activities, particularly in the oil production & operations and gas & low carbon energy segments, are conducted through joint operations. bp recognizes, on a line-by-line basis in the consolidated financial statements, its share of the assets, liabilities and expenses of these joint operations incurred jointly with the other partners, along with the group’s income from the sale of its share of the output and any liabilities and expenses that the group has incurred in relation to the joint operation.
For joint arrangements in a separate entity, judgement may be required as to whether the arrangement should be classified as a joint venture or if the legal form, contractual arrangements or other facts and circumstances indicate that the group has rights to the assets and obligations for the liabilities of the arrangement, rather than rights to the net assets, and therefore should be classified as a joint operation. No such judgement made by the group is considered significant.
Interests in associates
The results, assets and liabilities of associates are incorporated in these consolidated financial statements using the equity method of accounting as described below.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant judgement: investment in Aker BP
Judgement is required in assessing the level of control or influence over another entity in which the group holds an interest. For bp, the judgement that the group continues to have significant influence over Aker BP, a Norwegian oil and gas company, following completion of Aker BP's acquisition of Lundin Energy's oil and gas business, is significant.
As a consequence of this judgement, bp uses the equity method of accounting for its investment and bp's share of Aker BP's oil and natural gas reserves is included in the group's estimated net proved reserves of equity-accounted entities. If significant influence was not present, the investment would be accounted for as an investment in an equity instrument measured at fair value as described under 'Financial assets' below and no share of Aker BP's oil and natural gas reserves would be reported.
Significant influence is defined in IFRS as the power to participate in the financial and operating policy decisions of the investee but is not control or joint control of those decisions. Significant influence is presumed when an entity owns 20% or more of the voting power of the investee. Significant influence is presumed not to be present when an entity owns less than 20% of the voting power of the investee. IFRS identifies several indicators that may provide evidence of significant influence, including representation on the board of directors of the investee and participation in policy-making processes.
bp owned 27.85% of the voting shares of Aker BP at 31 December 2021 and significant influence was presumed. On completion of Aker BP's acquisition of Lundin Energy's oil and gas business on 30 June 2022 , bp's interest was diluted to 15.9% of the voting shares of Aker BP as a result of new Aker BP shares being issued as partial consideration to Lundin Energy shareholders. bp owned 15.9% of the voting shares at 31 December 2022.
bp’s group chief financial officer, Murray Auchincloss, has been a member of the Aker BP board since 2017. bp’s other nominated director, Kate Thomson has been a member of the Aker BP board since formation of that company in 2016. She is also a member of the Aker BP board’s Audit and Risk Committee. bp also holds the voting rights at general meetings of shareholders conferred by its stake in Aker BP. bp's management considers, therefore, that the group retained significant influence, as defined by IFRS, over Aker BP following the acquisition of Lundin Energy's oil and gas business and continues to have significant influence at 31 December 2022.

Significant judgements and estimate: investment in Rosneft
On 27 February 2022, bp announced it will exit its shareholding in Rosneft and bp's two nominated Rosneft directors both stepped down from Rosneft's board. As a result, the significant judgement on significant influence over Rosneft was reassessed and a new significant estimate was identified for the fair value of bp's equity investment in Rosneft. From that date, bp accounts for its interest in Rosneft as a financial asset measured at fair value within ‘Other investments’. Russia has implemented a number of counter-sanctions including restrictions on the divestment of Russian assets by foreign investors. Further, bp is not able to sell its Rosneft shares on the Moscow Stock Exchange and is unable to ascribe probabilities to possible outcomes of any exit process. As a result, it is considered that any measure of fair value, other than $nil, would be subject to such high measurement uncertainty that no estimate would provide useful information even if it were accompanied by a description of the estimate made in producing it and an explanation of the uncertainties that affect the estimate. Accordingly, it is not currently possible to estimate any carrying value other than $nil when determining the measurement of the interest in Rosneft as at 31 December 2022. Events or outcomes within the next financial year, that are different to those outlined above, could materially change the fair value of the investment.
During 2022, Rosneft has held shareholder meetings to approve resolutions to pay dividends. bp did not participate in those meetings. In line with the resolutions, bp would be entitled to dividend income. Russia has imposed restrictions on the payments of dividends to certain foreign shareholders, including those based in the UK, requiring such dividends to be paid in roubles into restricted bank accounts and a requirement for approval of the Russian government for transfers from any such bank accounts out of Russia. Given the restrictions applicable to such accounts, management has made the significant judgement that the criteria for recognizing any dividend income from Rosneft for the year to 31 December 2022 have not been met.
Since the first quarter 2022, bp has also determined that its other businesses with Rosneft within Russia, which are included in the oil production & operations segment also have a fair value of $nil and are subject to similar sanctions and restrictions with respect to the receipt of dividends as described above. Management considers that the criteria for recognizing dividend income from other businesses with Rosneft within Russia that declared a dividend during 2022 have not been met.
The total pre-tax charge during the year-ended 31 December 2022 relating to bp’s investment in Rosneft and other businesses with Rosneft in Russia is $25,520 million.

Significant judgement: formation of Azule Energy
On 1 August 2022, Azule Energy, an independent incorporated 50:50 joint venture, between bp and Eni, was formed through the combination of the two companies’ Angolan businesses. As part of the consideration for contributing its assets, bp received 500,000 shares in Azule Energy. The group determined that the fair value of these shares at the date of the transaction was $6.9 billion and the transaction resulted in a gain on disposal of $3.9 billion, of which 50% has been deferred against the investment on the balance sheet and will be amortised over time, consistent with bp’s accounting policy for unrealized gains on transactions between the group and equity-accounted entities. The fair value was determined using a discounted cash flow analysis with judgments over the assumptions including capital expenditure, costs, production and commodity price forecasts, and a post-tax discount rate that would be applied by a market participant.

The equity method of accounting
Under the equity method, an investment is carried on the balance sheet at cost plus post-acquisition changes in the group’s share of net assets of the entity, less distributions received and less any impairment in value of the investment. Loans advanced to equity-accounted entities that have the characteristics of equity financing are also included in the investment on the group balance sheet. The group income statement reflects the group’s share of the results after tax of the equity-accounted entity, adjusted to account for depreciation, amortization and any impairment of the equity-accounted entity’s assets based on their fair values at the date of acquisition. The group statement of comprehensive income includes the group’s share of the equity-accounted entity’s other comprehensive income. The group’s share of amounts recognized directly in equity by an equity-accounted entity is recognized in the group’s statement of changes in equity.
Financial statements of equity-accounted entities are typically prepared for the same reporting year as the group. Where material differences arise in the accounting policies used by the equity-accounted entity and those used by bp, adjustments are made to those financial statements to bring the accounting policies used into line with those of the group. Unrealized gains on transactions, apart from those that meet the definition of a derivative, between the group and its equity-accounted entities are eliminated to the extent of the group’s interest in the equity-accounted entity. This includes unrealized gains arising on contribution of a business on formation of an equity-accounted entity.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Segmental reporting
The group’s operating segments are established on the basis of those components of the group that are evaluated regularly by the chief executive officer, bp’s chief operating decision maker, in deciding how to allocate resources and in assessing performance.
The accounting policies of the operating segments are the same as the group’s accounting policies described in this note, except that IFRS requires that the measure of profit or loss disclosed for each operating segment is the measure that is provided regularly to the chief operating decision maker. For bp, this measure of profit or loss is replacement cost profit before interest and tax which reflects the replacement cost of inventories sold in the period and is arrived at by excluding inventory holding gains and losses from profit before interest and tax. Replacement cost profit for the group is not a recognized measure under IFRS. bp changed its segmental reporting during 2022, see 'Changes in segmentation' below.
For further information see Note 5.
Foreign currency translation
In individual subsidiaries, joint ventures and associates, transactions in foreign currencies are initially recorded in the functional currency of those entities at the spot exchange rate on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated into the functional currency at the spot exchange rate on the balance sheet date. Any resulting exchange differences are included in the income statement, unless hedge accounting is applied. Non-monetary items, other than those measured at fair value, are not retranslated subsequent to initial recognition.
In the consolidated financial statements, the assets and liabilities of non-US dollar functional currency subsidiaries, joint ventures, associates, and related goodwill, are translated into US dollars at the spot exchange rate on the balance sheet date. The results and cash flows of non-US dollar functional currency subsidiaries, joint ventures and associates are translated into US dollars using average rates of exchange. In the consolidated financial statements, exchange adjustments arising when the opening net assets and the profits for the year retained by non-US dollar functional currency subsidiaries, joint ventures and associates are translated into US dollars are recognized in a separate component of equity and reported in other comprehensive income. Exchange gains and losses arising on long-term intra-group foreign currency borrowings used to finance the group’s non-US dollar investments are also reported in other comprehensive income if the borrowings form part of the net investment in the subsidiary, joint venture or associate. On disposal or for certain partial disposals of a non-US dollar functional currency subsidiary, joint venture or associate, the related accumulated exchange gains and losses recognized in equity are reclassified from equity to the income statement.
Non-current assets held for sale
Non-current assets and disposal groups classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell.
Significant non-current assets and disposal groups are classified as held for sale if their carrying amounts will be recovered through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the asset or disposal group is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification as held for sale, and actions required to complete the plan of sale should indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.
Property, plant and equipment and intangible assets are not depreciated or amortized, and equity accounting of associates and joint ventures is ceased once classified as held for sale.
Intangible assets
Intangible assets, other than goodwill, include expenditure on the exploration for and evaluation of oil and natural gas resources, biogas rights agreements, digital assets, patents, licences and trademarks and are stated at the amount initially recognized, less accumulated amortization and accumulated impairment losses.
Intangible assets are carried initially at cost unless acquired as part of a business combination. Any such asset is measured at fair value at the date of the business combination and is recognized separately from goodwill if the asset is separable or arises from contractual or other legal rights.
Intangible assets with a finite life, other than capitalized exploration and appraisal costs as described below, are amortized on a straight-line basis over their expected useful lives. For patents, licences and trademarks, expected useful life is the shorter of the duration of the legal agreement and economic useful life, and can range from three to fifteen years. The expected useful life of biogas rights agreements is the shorter of the duration of the legal agreement and economic useful life and can be up to 50 years. Digital asset costs generally have a useful life of three to five years.
The expected useful lives of assets and the amortization method are reviewed on an annual basis and, if necessary, changes in useful lives or the amortization method are accounted for prospectively.
Oil and natural gas exploration and appraisal expenditure
Oil and natural gas exploration and appraisal expenditure is accounted for using the principles of the successful efforts method of accounting as described below.
Licence and property acquisition costs
Exploration licence and leasehold property acquisition costs are capitalized within intangible assets and are reviewed at each reporting date to confirm that there is no indication that the carrying amount exceeds the recoverable amount. This review includes confirming that exploration drilling is still under way or planned or that it has been determined, or work is under way to determine, that the discovery is economically viable based on a range of technical and commercial considerations, and sufficient progress is being made on establishing development plans and timing. If no future activity is planned, the remaining balance of the licence and property acquisition costs is written off. Lower value licences are pooled and amortized on a straight-line basis over the estimated period of exploration. Upon internal approval for development and recognition of proved or sanctioned probable reserves of oil and natural gas, the relevant expenditure is transferred to property, plant and equipment.
Exploration and appraisal expenditure
Geological and geophysical exploration costs are recognized as an expense as incurred. Costs directly associated with an exploration well are initially capitalized as an intangible asset until the drilling of the well is complete and the results have been evaluated. These costs include employee remuneration, materials and fuel used, rig costs and payments made to contractors. If potentially commercial quantities of hydrocarbons are not found, the exploration well costs are written off. If hydrocarbons are found and, subject to further appraisal activity, are likely to be capable of commercial development, the costs continue to be carried as an asset. If it is determined that development will not occur, that is, the efforts are not successful, then the costs are expensed.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Costs directly associated with appraisal activity undertaken to determine the size, characteristics and commercial potential of a reservoir following the initial discovery of hydrocarbons, including the costs of appraisal wells where hydrocarbons were not found, are initially capitalized as an intangible asset. Upon internal approval for development and recognition of proved or sanctioned probable reserves, the relevant expenditure is transferred to property, plant and equipment. If development is not approved and no further activity is expected to occur, then the costs are expensed.
The determination of whether potentially economic oil and natural gas reserves have been discovered by an exploration well is usually made within one year of well completion, but can take longer, depending on the complexity of the geological structure. Exploration wells that discover potentially economic quantities of oil and natural gas and are in areas where major capital expenditure (e.g. an offshore platform or a pipeline) would be required before production could begin, and where the economic viability of that major capital expenditure depends on the successful completion of further exploration or appraisal work in the area, remain capitalized on the balance sheet as long as such work is under way or firmly planned.

Significant judgement: exploration and appraisal intangible assets
Judgement is required to determine whether it is appropriate to continue to carry costs associated with exploration wells and exploratory-type stratigraphic test wells on the balance sheet. This includes costs relating to exploration licences or leasehold property acquisitions. It is not unusual to have such costs remaining suspended on the balance sheet for several years while additional appraisal drilling and seismic work on the potential oil and natural gas field is performed or while the optimum development plans and timing are established. The costs are carried based on the current regulatory and political environment or any known changes to that environment. All such carried costs are subject to regular technical, commercial and management review on at least an annual basis to confirm the continued intent to develop, or otherwise extract value from, the discovery. Where this is no longer the case, the costs are immediately expensed.
The carrying amount of capitalized costs are included in Note 8.

Property, plant and equipment
Property, plant and equipment owned by the group is stated at cost, less accumulated depreciation and accumulated impairment losses. The initial cost of an asset comprises its purchase price or construction cost, any costs directly attributable to bringing the asset into the location and condition necessary for it to be capable of operating in the manner intended by management, the initial estimate of any decommissioning obligation, if applicable, and, for assets that necessarily take a substantial period of time to get ready for their intended use, directly attributable general or specific finance costs. The purchase price or construction cost is the aggregate amount paid and the fair value of any other consideration given to acquire the asset.
Expenditure on major maintenance refits or repairs comprises the cost of replacement assets or parts of assets, inspection costs and overhaul costs. Where an asset or part of an asset that was separately depreciated is replaced and it is probable that future economic benefits associated with the item will flow to the group, the expenditure is capitalized and the carrying amount of the replaced asset is derecognized. Inspection costs associated with major maintenance programmes are capitalized and amortized over the period to the next inspection. Overhaul costs for major maintenance programmes, and all other maintenance costs are expensed as incurred.
Expenditure on the construction, installation and completion of infrastructure facilities such as platforms, pipelines and the drilling of development wells, including service and unsuccessful development or delineation wells, is capitalized within property, plant and equipment and is depreciated from the commencement of production.
Oil and natural gas properties, including certain related pipelines, are depreciated using a unit-of-production method. The cost of producing wells is amortized over proved developed reserves. Licence acquisition, common facilities and future decommissioning costs are amortized over total proved reserves. The unit-of-production rate for the depreciation of common facilities takes into account expenditures incurred to date, together with estimated future capital expenditure expected to be incurred relating to as yet undeveloped reserves expected to be processed through these common facilities. Information on the carrying amounts of the group’s oil and natural gas properties, together with the amounts recognized in the income statement as depreciation, depletion and amortization is contained in Note 12 and Note 5 respectively.
Estimates of oil and natural gas reserves determined in accordance with US Securities and Exchange Commission (SEC) regulations, including the application of prices using 12-month historical price data in assessing the commerciality of technical volumes, are typically used to calculate depreciation, depletion and amortization charges for the group’s oil and gas properties. Therefore, where this approach is adopted, charges are not dependent on management forecasts of future oil and gas prices.
However, for certain oil and natural gas assets, the use of reserves determined in accordance with SEC regulations would result in a charge that is not reflective of the pattern in which the future economic benefits are expected to be consumed. In these limited instances other approaches are applied to determine the reserves base used to calculate depreciation, depletion and amortization, including the use of management’s best estimate of price assumptions as disclosed in Significant judgements and estimates: recoverability of asset carrying values, to determine the commerciality of technical proved reserves.
The impact of changes in estimated proved reserves is dealt with prospectively by amortizing the remaining carrying value of the asset over the expected future production.
The estimation of oil and natural gas reserves and bp’s process to manage reserves bookings is described in Supplementary information on oil and natural gas on page 263, which is unaudited. Details on bp’s proved reserves and production compliance and governance processes are provided on page 361. The 2022 movements in proved reserves are reflected in the tables showing movements in oil and natural gas reserves by region in Supplementary information on oil and natural gas (unaudited) on page 263.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Other property, plant and equipment is depreciated on a straight-line basis over its expected useful life. The typical useful lives of the group’s other property, plant and equipment on initial recognition are as follows:

Land improvements	15 to 25 years
Buildings	20 to 50 years
Refineries	20 to 30 years
Pipelines	10 to 50 years
Service stations	15 years
Office equipment	3 to 10 years
Fixtures and fittings	5 to 15 years
The expected useful lives and depreciation method of property, plant and equipment are reviewed on an annual basis and, if necessary, changes in useful lives or the depreciation method are accounted for prospectively. An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the income statement in the period in which the item is derecognized.
Impairment of property, plant and equipment, intangible assets, goodwill, and equity-accounted entities
The group assesses assets or groups of assets, called cash-generating units (CGUs), for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or CGU may not be recoverable; for example, changes in the group’s business plans, plans to dispose rather than retain assets, changes in the group’s assumptions about commodity prices, low plant utilization, evidence of physical damage or, for oil and gas assets, significant downward revisions of estimated reserves or increases in estimated future development expenditure or decommissioning costs. If any such indication of impairment exists, the group makes an estimate of the asset’s or CGU’s recoverable amount. Individual assets are grouped into CGUs for impairment assessment purposes at the lowest level at which there are identifiable cash inflows that are largely independent of the cash inflows of other groups of assets. A CGU’s recoverable amount is the higher of its fair value less costs of disposal and its value in use. If it is probable that the value of the CGU will be primarily recovered through a disposal transaction, the expected disposal proceeds are considered in determining the recoverable amount. Where the carrying amount of a CGU exceeds its recoverable amount, the CGU is considered impaired and is written down to its recoverable amount.
The business segment plans, which are approved on an annual basis by senior management, are the primary source of information for the determination of value in use. They contain forecasts for oil and natural gas production, power generation, refinery throughputs, sales volumes for various types of refined products (e.g. gasoline and lubricants), revenues, costs and capital expenditure. Carbon taxes and costs of emissions allowances are included in estimates of future cash flows, where applicable, based on the regulatory environment in each jurisdiction in which the group operates. As an initial step in the preparation of these plans, various assumptions regarding market conditions, such as oil prices, natural gas prices, power prices, refining margins, refined product margins and cost inflation rates are set by senior management. These assumptions take account of existing prices, global supply-demand equilibrium for oil and natural gas, other macroeconomic factors and historical trends and variability. In assessing value in use, the estimated future cash flows are adjusted for the risks specific to the asset group to the extent that they are not already reflected in the discount rate and are discounted to their present value typically using a pre-tax discount rate that reflects current market assessments of the time value of money.
Fair value less costs of disposal is the price that would be received to sell the asset in an orderly transaction between market participants and does not reflect the effects of factors that may be specific to the group and not applicable to entities in general. Fair value may be determined by reference to agreed or expected sales proceeds, recent market transactions for similar assets or using discounted cash flow analyses. Where discounted cash flow analyses are used to calculate fair value less costs of disposal, estimates are made about the assumptions market participants would use when pricing the asset, CGU or group of CGUs containing goodwill and the test is performed on a post-tax basis.
An assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such an indication exists, the recoverable amount is estimated. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s or CGU's recoverable amount since the last impairment loss was recognized. If that is the case, the carrying amount of the asset or CGU is increased to the lower of its recoverable amount and the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset or CGU in prior years. Impairment reversals are recognized in profit or loss. After a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s or CGU's revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.
Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate the recoverable amount of the group of CGUs to which the goodwill relates should be assessed. In assessing whether goodwill has been impaired, the carrying amount of the group of CGUs to which goodwill has been allocated is compared with its recoverable amount. Where the recoverable amount of the group of CGUs is less than the carrying amount (including goodwill), an impairment loss is recognized. An impairment loss recognized for goodwill is not reversed in a subsequent period.
The group assesses investments in equity-accounted entities for impairment whenever there is objective evidence that the investment is impaired, after recognizing its share of any losses of the equity-accounted entity itself. If any such objective evidence of impairment exists, the carrying amount of the investment is compared with its recoverable amount, being the higher of its fair value less costs of disposal and value in use. If the carrying amount exceeds the recoverable amount, the investment is written down to its recoverable amount.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant judgements and estimates: recoverability of asset carrying values
Determination as to whether, and by how much, an asset, CGU, or group of CGUs containing goodwill is impaired involves management estimates on highly uncertain matters such as the effects of inflation and deflation on operating expenses, discount rates, capital expenditure, carbon pricing (where applicable), production profiles, reserves and resources, and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas, power and refined products. Judgement is required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes. For example, individual oil and gas properties may form separate CGUs whilst certain oil and gas properties with shared infrastructure may be grouped together to form a single CGU. Alternative groupings of assets or CGUs may result in a different outcome from impairment testing. See Note 14 for details on how these groupings have been determined in relation to the impairment testing of goodwill.
As described above, the recoverable amount of an asset is the higher of its value in use and its fair value less costs of disposal. Fair value less costs of disposal may be determined based on expected sales proceeds or similar recent market transaction data.
Details of impairment charges and reversals recognized in the income statement are provided in Note 4 and details on the carrying amounts of assets are shown in Note 12, Note 14 and Note 15.
The estimates for assumptions made in impairment tests in 2022 relating to discount rates and oil and gas properties are discussed below. Changes in the economic environment including as a result of the energy transition or other facts and circumstances may necessitate revisions to these assumptions and could result in a material change to the carrying values of the group's assets within the next financial year.
Discount rates
For discounted cash flow calculations, future cash flows are adjusted for risks specific to the CGU. Value-in-use calculations are typically discounted using a pre-tax discount rate based upon the cost of funding the group derived from an established model, adjusted to a pre-tax basis and incorporating a market participant capital structure and country risk premiums. Fair value less costs of disposal discounted cash flow calculations use a post-tax discount rate.
The discount rates applied in impairment tests are reassessed each year and, in 2022, the post-tax discount rate was 7% (2021 6%) other than for low carbon energy assets. Where the CGU is located in a country that was judged to be higher risk an additional premium of 1% to 2% was reflected in the post-tax discount rate (2021 1% to 3%). The judgement of classifying a country as higher risk and the applicable premium takes into account various economic and geopolitical factors. The pre-tax discount rate, other than for low carbon energy assets, typically ranged from 7% to 18% (2021 7% to 15%) depending on the risk premium and applicable tax rate in the geographic location of the CGU. For low carbon energy assets where the risk profile of expected cash flows supports a lower rate, the post-tax discount rate for fair value less costs of disposal impairment tests was 6%.
Oil and natural gas properties
For oil and natural gas properties in the oil production & operations and gas & low carbon energy segments, expected future cash flows are estimated using management’s best estimate of future oil and natural gas prices, production and reserves and certain resources volumes. Forecast cash flows include the impact of all approved emission reduction projects. The estimated future level of production in all impairment tests is based on assumptions about future commodity prices, production and development costs, field decline rates, current fiscal regimes and other factors.
In 2022, the group identified oil and gas properties in these segments with carrying amounts totalling $11,652 million (2021 $26,341 million) where the headroom, based on the most recent impairment test performed in the year on those assets, was less than or equal to 20% of the carrying value. A change in the discount rate, reserves, resources or the oil and gas price assumptions in the next financial year may result in a recoverable amount of one or more of these assets above or below the current carrying amount and therefore there is a risk of impairment reversals or charges in that period. Management considers that reasonably possible changes in the discount rate or forecast revenue, arising from a change in oil and natural gas prices and/or production could result in a material change in their carrying amounts within the next financial year, see Sensitivity analyses, below.
The recoverability of intangible exploration and appraisal expenditure is covered under Oil and natural gas exploration, appraisal and development expenditure above.
Oil and natural gas prices
The price assumptions used for value-in-use impairment testing are based on those used for investment appraisal. bp’s carbon emissions cost assumptions and their interrelationship with oil and gas prices are described in 'Judgements and estimates made in assessing the impact of climate change and the transition to a lower carbon economy' on page 185. The investment appraisal price assumptions are recommended by the senior vice president economic & energy insights after considering a range of external price sets, and supply and demand profiles associated with various energy transition scenarios. They are reviewed and approved by management. As a result of the current uncertainty over the pace of transition to lower-carbon supply and demand and the social, political and environmental actions that will be taken to meet the goals of the Paris climate change agreement, the scenarios considered include those where those goals are met as well as those where they are not met.
During the year, bp's price assumptions applied in value-in-use impairment testing (in real 2021 terms) for Brent oil from 2024 up to 2030 was increased to $70 per barrel to reflect near term supply constraints before steadily declining to $45 per barrel by 2050 continuing to reflect the assumption that as the energy system decarbonises, falling oil demand will cause oil prices to decline. The price assumptions for Henry Hub gas up to 2035 and up to 2050 were increased to $4.00 per mmBtu and $3.50 per mmBtu respectively to reflect the increased demand for US gas production to offset reduced Russian gas flows. These price assumptions are derived from the central case investment appraisal assumptions, adjusted where applicable to reflect short-term market conditions (see page 28). A summary of the group’s revised price assumptions for Brent oil and Henry Hub gas, applied in 2022 and 2021, in real 2021 terms, is provided below. The assumptions represent management’s best estimate of future prices at the balance sheet date, which sit within the range of external scenarios considered as appropriate for the purpose. They are considered by bp to be in line with a range of transition paths consistent with the temperature goal of the Paris climate change agreement, of holding the increase in the global average temperature to well below 2°C above pre-industrial levels and pursuing efforts to limit the temperature increase to 1.5°C above pre-industrial levels. However, they do not correspond to any specific Paris-consistent scenario. An inflation rate of 2% (2021 2%) is applied to determine the price assumptions in nominal terms.
The majority of bp’s reserves and resources that support the carrying value of the group’s existing oil and gas properties are expected to be produced over the next 10 years.
The recoverability of deferred tax assets is also affected by the group’s oil and natural gas price assumptions as these could impact the estimate of future taxable profits. See Note 9 for further information.

1. Significant accounting policies, judgements, estimates and assumptions – continued

2022 price assumptions	2023	2025	2030	2040	2050
Brent oil ($/bbl)	77	70	70	58	45
Henry Hub gas ($/mmBtu)	4.00	4.00	4.00	3.50	3.50

2021 price assumptions	2022	2025	2030	2040	2050
Brent oil ($/bbl)	71	61	61	56	46
Henry Hub gas ($/mmBtu)	4.08	3.06	3.06	3.06	2.80

Global oil production increased by 4.9% in 2022. Despite western sanctions on Russian oil exports, Russian export volumes remain at 97% of pre-invasion levels, as oil shipments to the EU and OECD Asian countries are redirected to China, India, and Türkiye. Global oil demand continued its post-COVID-19 recovery, increasing by 2.3% in 2022. Europe’s energy crisis, a strong US dollar, and persistent COVID-19 lockdowns in China all contributed to slower energy demand growth and weaker oil demand growth. Brent increased by $30 per barrel in 2022 as a result of the rebound in oil demand and the oil risk premium associated with the Russia-Ukraine war. bp's long-term assumption for oil prices is lower than the 2022 price average, based on the judgement that, in the long term, oil demand is likely to fall so that the price levels needed to encourage sufficient investment to meet declining global oil demand is also lower.
US gas prices increased around two-thirds to $6.4 per mmBtu in 2022. The higher prices reflect much tighter demand supply balance for most of 2022. Through April, lower production particularly in Appalachia, depleted gas stocks to 90% of the five-year average, increasing prices. Thereafter, while production recovered, a record warm summer and lower coal stocks at power plants increased the call on gas fired generation, keeping demand strong and preventing gas stocks from rebuilding, This, was despite an outage at the Freeport LNG terminal since June reducing the demand for LNG exports. Further, industrial demand was further boosted by geopolitical disruptions that increased global product prices, favouring US firms due to relatively lower feedstock costs. Prices only moderated in the fourth quarter when growth in production and moderate weather allowed gas inventories to be replenished. The level of US gas prices in 2022 is above bp’s long term price assumption based on the judgement of the price level required to incentivize new production.
Oil and natural gas reserves
In addition to oil and natural gas prices, significant technical and commercial assessments are required to determine the group’s estimated oil and natural gas reserves. Reserves estimates are regularly reviewed and updated. Factors such as the availability of geological and engineering data, reservoir performance data, acquisition and divestment activity and drilling of new wells all impact on the determination of the group’s estimates of its oil and natural gas reserves. bp bases its reserves estimates on the requirement of reasonable certainty with rigorous technical and commercial assessments based on conventional industry practice and regulatory requirements.
Reserves assumptions for value-in-use tests reflect the reserves and resources that management currently intend to develop. The recoverable amount of oil and gas properties is determined using a combination of inputs including reserves, resources and production volumes. Risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved or probable.
Sensitivity analyses
Management considers discount rates, oil and natural gas prices and production to be the key sources of estimation uncertainty in determining the recoverable amount of upstream oil and gas assets. The sensitivity analyses below, in addition to covering the key sources of estimation uncertainty, also indicate how the energy transition, potential future carbon emissions costs for operational GHG emissions and/or reduced demand for oil and gas may further impact forecast revenue cash inflows to a greater extent than currently anticipated in the group’s value-in-use estimates for oil and gas CGUs, if carbon emissions costs were to be implemented as a deduction against revenue cash flows. The analyses therefore represent a net revenue sensitivity.
A change in net revenue from upstream oil and gas properties can arise either due to changes in oil and natural gas prices, carbon emissions costs/carbon prices, changes in oil and natural gas production, or a combination of these.
Management tested the impact of changes in net revenue cash flows in value-in-use impairment testing under the following sensitivity analyses: an increase in net revenues of 10% in all years up to 2030, 25% in all subsequent years to 2040 and 40% in all remaining years to 2050; and a decrease in net revenues of 25% in all years up to 2030, 50% in all subsequent years to 2040 and 60% in all remaining years to 2050.
Net revenue reductions of this magnitude in isolation could indicatively lead to a reduction in the carrying amount of bp’s currently held upstream oil and gas properties in the range of $15-16 billion, which is approximately 14-15% of the net book value of property, plant and equipment as at 31 December 2022. If this net revenue reduction was due to reductions in prices in isolation, it reflects an indicative decrease in the carrying amount of using price assumptions for Brent oil trending broadly towards the bottom of the range of prices associated with the World Business Council for Sustainable Development (WBCSD) 'family' of scenarios considered to be consistent with limiting global average temperature to 1.5°C above pre-industrial levels. This ‘family’ of scenarios is also used in bp's TCFD scenario analysis (see page 50).
Net revenue increases of this magnitude in isolation could indicatively lead to an increase in the carrying amount of bp’s currently held upstream oil and gas properties in the range of $1-2 billion, which is approximately 1-2% of the net book value of property, plant and equipment as at 31 December 2022. This potential increase in the carrying amount would arise due to reversals of previously recognized impairments and represents approximately half of the total impairment reversal capacity available at 31 December 2022. If this net revenue increase was due to increases in prices in isolation, it reflects an indicative increase in the carrying amount of using price assumptions for Brent oil trending broadly towards the top end until 2040, and then towards the mean average at 2050, of the range of prices associated with the WBCSD 'family' of scenarios considered to be consistent with limiting global average temperature to 1.5°C above pre-industrial levels. This ‘family’ of scenarios is also used in bp's TCFD scenario analysis.

1. Significant accounting policies, judgements, estimates and assumptions – continued

These sensitivity analyses do not, however, represent management’s best estimate of any impairment charges or reversals that might be recognized as they do not fully incorporate consequential changes that may arise, such as changes in costs and business plans and phasing of development. For example, costs across the industry are more likely to decrease as oil and natural gas prices fall. The analyses also assume the impact of increases in carbon price on operational GHG emissions are fully absorbed as a decrease in net revenue (and vice versa) rather than reflecting how carbon prices or other carbon emissions costs may ultimately be incorporated by the market. The above sensitivity analyses therefore do not reflect a linear relationship between net revenue and value that can be extrapolated. The interdependency of these inputs and factors plus the diverse characteristics of the group's upstream oil and gas properties limits the practicability of estimating the probability or extent to which the overall recoverable amount is impacted by changes to the price assumptions or production volumes.
Management also tested the impact of a one percentage point change in the discount rate used for value-in-use impairment testing of upstream oil and gas properties. This level of change reflects past experience of a reasonable change in rate that could arise within the next financial year. If the discount rate was one percentage point higher across all tests performed, the net impairment reversal recognized in 2022 would have been approximately $0.5 billion lower. If the discount rate was one percentage point lower, the net impairment reversal recognized would have been approximately $0.5 billion higher.
Goodwill
Irrespective of whether there is any indication of impairment, bp is required to test annually for impairment of goodwill acquired in business combinations. The group carries goodwill of $12.0 billion on its balance sheet (2021 $12.4 billion), principally relating to the Atlantic Richfield, Burmah Castrol, Devon Energy and Reliance transactions. Of this, $7.2 billion relates to goodwill in the oil production & operations and gas & low carbon energy segments (2021 $7.6 billion), for which oil and gas price and production assumptions are key sources of estimation uncertainty. Sensitivities and additional information relating to impairment testing of goodwill in these segments are provided in Note 14.

Inventories
Inventories, other than inventories held for short-term trading purposes, are stated at the lower of cost and net realizable value. Cost is typically determined by the first-in first-out method and comprises direct purchase costs, cost of production, transportation and manufacturing expenses. Net realizable value is determined by reference to prices existing at the balance sheet date, adjusted where the sale of inventories after the reporting period gives evidence about their net realizable value at the end of the period.
Inventories held for short-term trading purposes are stated at fair value less costs to sell and any changes in fair value are recognized in the income statement.
Supplies are valued at the lower of cost on a weighted-average basis and net realizable value.
Leases
Agreements that convey the right to control the use of an identified asset for a period of time in exchange for consideration are accounted for as leases. The right to control is conveyed if bp has both the right to obtain substantially all of the economic benefits from, and the right to direct the use of, the identified asset throughout the period of use. An asset is identified if it is explicitly or implicitly specified by the agreement and any substitution rights held by the lessor over the asset are not considered substantive.
Agreements that convey the right to control the use of an intangible asset including rights to explore for or use hydrocarbons are not accounted for as leases. See significant accounting policy: intangible assets.
A lease liability is recognized on the balance sheet on the lease commencement date at the present value of future lease payments over the lease term. The discount rate applied is the rate implicit in the lease if readily determinable, otherwise an incremental borrowing rate is used. For the majority of the leases in the group, there is not sufficient information available to readily determine the rate implicit in the lease, and therefore the incremental borrowing rate is used. The incremental borrowing rate is determined based on factors such as the group’s cost of borrowing, lessee legal entity credit risk, currency and lease term. The lease term is the non-cancellable period of a lease together with any periods covered by an extension option that bp is reasonably certain to exercise, or periods covered by a termination option that bp is reasonably certain not to exercise. The future lease payments included in the present value calculation are any fixed payments, payments that vary depending on an index or rate, payments due for the reasonably certain exercise of options and expected residual value guarantee payments. Repayments of principal are presented as financing cash flows and payments of interest are presented as operating cash flows.
Payments that vary based on factors other than an index or a rate such as usage, sales volumes or revenues are not included in the present value calculation and are recognized in the income statement and presented as operating cash flows. The lease liability is recognized on an amortized cost basis with interest expense recognized in the income statement over the lease term, except for where capitalized as exploration, appraisal or development expenditure.
The right-of-use asset is recognized on the balance sheet as property, plant and equipment at a value equivalent to the initial measurement of the lease liability adjusted for lease prepayments, lease incentives, initial direct costs and any restoration obligations. The right-of-use asset is depreciated typically on a straight-line basis over the lease term. The depreciation charge is recognized in the income statement except for where capitalized as exploration, appraisal or development expenditure. Right-of-use assets are assessed for impairment in line with the accounting policy for impairment of property, plant and equipment, intangible assets and goodwill.
Agreements may include both lease and non-lease components. Payments for lease and non-lease components are allocated on a relative stand-alone selling price basis except for leases of retail service stations where the group has elected not to separate non-lease payments from the calculation of the lease liability and right-of-use asset.
If the lease term at commencement of the agreement is less than 12 months, a lease liability and right-of-use asset are not recognized, and a lease expense is recognized in the income statement on a straight-line basis.
1. Significant accounting policies, judgements, estimates and assumptions – continued
If a significant event or change in circumstances, within the control of bp, arises that affects the reasonably certain lease term or there are changes to the lease payments, the present value of the lease liability is remeasured using the revised term and payments, with the right-of-use asset adjusted by an equivalent amount.
Modifications to a lease agreement beyond the original terms and conditions are accounted for as a re-measurement of the lease liability with a corresponding adjustment to the right-of-use asset. Any gain or loss on modification is recognized in the income statement. Modifications that increase the scope of the lease at a price commensurate with the stand-alone selling price are accounted for as a separate new lease.
The group recognizes the full lease liability, rather than its working interest share, for leases entered into on behalf of a joint operation if the group has the primary responsibility for making the lease payments. This may be the case if for example bp, as operator of the joint operation, is the sole signatory to the lease agreement. In such cases, bp’s working interest share of the right-of-use asset is recognized if it is jointly controlled by the group and the other joint operators, and a receivable is recognized for the share of the asset transferred to the other joint operators. If bp is a non-operator, a payable to the operator is recognized if they have the primary responsibility for making the lease payments and bp has joint control over the right-of-use asset, otherwise no balances are recognized.
Financial assets
Financial assets are recognized initially at fair value, normally being the transaction price. In the case of financial assets not measured at fair value through profit or loss, directly attributable transaction costs are also included. The subsequent measurement of financial assets depends on their classification, as set out below. The group derecognizes financial assets when the contractual rights to the cash flows expire or the rights to receive cash flows have been transferred to a third party and either substantially all of the risks and rewards of the asset have been transferred, or substantially all the risks and rewards of the asset have neither been retained nor transferred but control of the asset has been transferred. This includes the derecognition of receivables for which discounting arrangements are entered into.
The group classifies its financial asset debt instruments as measured at amortized cost, fair value through other comprehensive income or fair value through profit or loss. The classification depends on the business model for managing the financial assets and the contractual cash flow characteristics of the financial asset.
Financial assets measured at amortized cost
Financial assets are classified as measured at amortized cost when they are held in a business model the objective of which is to collect contractual cash flows and the contractual cash flows represent solely payments of principal and interest. Such assets are carried at amortized cost using the effective interest method if the time value of money is significant. Gains and losses are recognized in profit or loss when the assets are derecognized or impaired and when interest income is recognized using the effective interest method. This category of financial assets includes trade and other receivables.
Financial assets measured at fair value through other comprehensive income
Financial assets are classified as measured at fair value through other comprehensive income when they are held in a business model the objective of which is both to collect contractual cash flows and sell the financial assets, and the contractual cash flows represent solely payments of principal and interest.
Financial assets measured at fair value through profit or loss
Financial assets are classified as measured at fair value through profit or loss when the asset does not meet the criteria to be measured at amortized cost or fair value through other comprehensive income. Such assets are carried on the balance sheet at fair value with gains or losses recognized in the income statement. Derivatives, other than those designated as effective hedging instruments, are included in this category.
Investments in equity instruments
Investments in equity instruments are subsequently measured at fair value through profit or loss unless an election is made on an instrument-by-instrument basis to recognize fair value gains and losses in other comprehensive income.
Derivatives designated as hedging instruments in an effective hedge
Derivatives designated as hedging instruments in an effective hedge are carried on the balance sheet at fair value. The treatment of gains and losses arising from revaluation is described below in the accounting policy for derivative financial instruments and hedging activities.
Cash equivalents
Cash equivalents are short-term highly liquid investments that are readily convertible to known amounts of cash, are subject to insignificant risk of changes in value and generally have a maturity of three months or less from the date of acquisition. Cash equivalents are classified as financial assets measured at amortized cost or, in the case of certain money market funds, fair value through profit or loss.
Impairment of financial assets measured at amortized cost
The group assesses on a forward-looking basis the expected credit losses associated with financial assets measured at amortized cost at each balance sheet date. Expected credit losses are measured based on the maximum contractual period over which the group is exposed to credit risk. As lifetime expected credit losses are recognized for trade receivables and the tenor of substantially all other in-scope financial assets is less than 12 months there is no significant difference between the measurement of 12-month and lifetime expected credit losses for the group. The measurement of expected credit losses is a function of the probability of default, loss given default and exposure at default. The expected credit loss is estimated as the difference between the asset’s carrying amount and the present value of the future cash flows the group expects to receive discounted at the financial asset’s original effective interest rate. The carrying amount of the asset is adjusted, with the amount of the impairment gain or loss recognized in the income statement.
A financial asset or group of financial assets classified as measured at amortized cost is considered to be credit-impaired if there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset (or group of financial assets) have occurred. Financial assets are written off where the group has no reasonable expectation of recovering amounts due.
Equity instruments
Instruments are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements. Instruments that cannot be settled in the group’s own equity instruments and that include no contractual obligation to deliver cash or another financial asset or to exchange financial assets or financial liabilities with another entity that are potentially unfavourable are classified as equity. Equity instruments issued by the group are recognized at the proceeds received, net of directly attributable issue costs.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Financial liabilities
Financial liabilities are recognized when the group becomes party to the contractual provisions of the instrument. The group derecognizes financial liabilities when the obligation specified in the contract is discharged, cancelled or expired. The measurement of financial liabilities depends on their classification, as follows:
Financial liabilities measured at fair value through profit or loss
Financial liabilities that meet the definition of held for trading are classified as measured at fair value through profit or loss. Such liabilities are carried on the balance sheet at fair value with gains or losses recognized in the income statement. Derivatives, other than those designated as effective hedging instruments, are included in this category.
Derivatives designated as hedging instruments in an effective hedge
Derivatives designated as hedging instruments in an effective hedge are carried on the balance sheet at fair value. The treatment of gains and losses arising from revaluation is described below in the accounting policy for derivative financial instruments and hedging activities.
Financial liabilities measured at amortized cost
All other financial liabilities are initially recognized at fair value, net of directly attributable transaction costs. For interest-bearing loans and borrowings this is typically equivalent to the fair value of the proceeds received, net of issue costs associated with the borrowing.
After initial recognition, other financial liabilities are subsequently measured at amortized cost using the effective interest method. Amortized cost is calculated by taking into account any issue costs and any discount or premium on settlement. Gains and losses arising on the repurchase, settlement or cancellation of liabilities are recognized in interest and other income and finance costs respectively.
This category of financial liabilities includes trade and other payables and finance debt.

Significant judgement: supplier financing arrangements
The group’s trade payables include some supplier arrangements that utilize letter of credit facilities. Judgement is required to assess the payables subject to these arrangements to determine whether they should continue to be classified as trade payables and give rise to operating cash flows or finance debt and financing cash flows. The criteria used in making this assessment include the payment terms for the amount due relative to terms commonly seen in the markets in which bp operates and whether the arrangements significantly change the nature of the liability. Liabilities subject to these arrangements with payment terms of up to approximately 60 days are generally considered to be trade payables and give rise to operating cash flows. At 31 December 2022, trade payables subject to these arrangements and this significant judgement included $9.5 billion (2021 $9.2 billion) payable to the providers of the letters of credit. See Note 29 - Liquidity risk for further information.

Financial guarantees
The group issues financial guarantee contracts to make specified payments to reimburse holders for losses incurred if certain associates, joint ventures or third-party entities fail to make payments when due in accordance with the original or modified terms of a debt instrument such as a loan. The liability for a financial guarantee contract is initially measured at fair value and subsequently measured at the higher of the contract’s estimated expected credit loss and the amount initially recognized less, where appropriate, cumulative amortization.
Derivative financial instruments and hedging activities
The group uses derivative financial instruments to manage certain exposures to fluctuations in foreign currency exchange rates, interest rates and commodity prices, as well as for trading purposes. These derivative financial instruments are recognized initially at fair value on the date on which a derivative contract is entered into and subsequently remeasured at fair value. Derivatives are carried as assets when the fair value is positive and as liabilities when the fair value is negative.
Contracts to buy or sell a non-financial item (for example, oil, oil products, gas or power) that can be settled net in cash, with the exception of contracts that were entered into and continue to be held for the purpose of the receipt or delivery of a non-financial item in accordance with the group’s expected purchase, sale or usage requirements, are accounted for as financial instruments. Gains or losses arising from changes in the fair value of derivatives that are not designated as effective hedging instruments are recognized in the income statement.
If, at inception of a contract, the valuation cannot be supported by observable market data, any gain or loss determined by the valuation methodology is not recognized in the income statement but is deferred on the balance sheet and is commonly known as a ‘day-one gain or loss’. This deferred gain or loss is recognized in the income statement over the life of the contract until substantially all the remaining contractual cash flows can be valued using observable market data at which point any remaining deferred gain or loss is recognized in the income statement. Changes in valuation subsequent to the initial valuation at inception of a contract are recognized immediately in the income statement.
For the purpose of hedge accounting, hedges are classified as:
•Fair value hedges when hedging exposure to changes in the fair value of a recognized asset or liability.
•Cash flow hedges when hedging exposure to variability in cash flows that is attributable to either a particular risk associated with a recognized asset or liability or a highly probable forecast transaction.
Hedge relationships are formally designated and documented at inception, together with the risk management objective and strategy for undertaking the hedge. The documentation includes identification of the hedging instrument, the hedged item or transaction, the nature of the risk being hedged, the existence at inception of an economic relationship and subsequent measurement of the hedging instrument's effectiveness in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk, the hedge ratio and sources of hedge ineffectiveness. Hedges meeting the criteria for hedge accounting are accounted for as follows:
Fair value hedges
The change in fair value of a hedging derivative is recognized in profit or loss. The change in the fair value of the hedged item attributable to the risk being hedged is recorded as part of the carrying value of the hedged item and is also recognized in profit or loss, where it offsets. The group applies fair value hedge accounting when hedging interest rate risk and certain currency risks on fixed rate finance debt.
Fair value hedge accounting is discontinued only when the hedging relationship or a part thereof ceases to meet the qualifying criteria. This includes when the risk management objective changes or when the hedging instrument is sold, terminated or exercised. The accumulated adjustment to the carrying amount of a hedged item at such time is then amortized prospectively to profit or loss as finance interest expense over the hedged item's remaining period to maturity.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Cash flow hedges
The effective portion of the gain or loss on a cash flow hedging instrument is reported in other comprehensive income, while the ineffective portion is recognized in profit or loss. Amounts reported in other comprehensive income are reclassified to the income statement when the hedged transaction affects profit or loss.
Where the hedged item is a highly probably forecast transaction that results in the recognition of a non-financial asset or liability, such as a forecast foreign currency transaction for the purchase of property, plant and equipment, the amounts recognized within other comprehensive income are transferred to the initial carrying amount of the non-financial asset or liability. Where the hedged item is an equity investment, the amounts recognized in other comprehensive income remain in the separate component of equity until the hedged cash flows affect profit or loss or when accounting under the equity method is discontinued. Where the hedged item is recognized directly in profit or loss, the amounts recognized in other comprehensive income are reclassified to production and manufacturing expenses or sales and other operating revenues as appropriate.
Cash flow hedge accounting is discontinued only when the hedging relationship or a part thereof ceases to meet the qualifying criteria. This includes when the designated hedged forecast transaction or part thereof is no longer considered to be highly probable to occur, or when the hedging instrument is sold, terminated or exercised without replacement or rollover. When cash flow hedge accounting is discontinued amounts previously recognized within other comprehensive income remain in equity until the forecast transaction occurs and are reclassified to profit or loss or transferred to the initial carrying amount of a non-financial asset or liability as above. If the forecast transaction is no longer expected to occur, amounts previously recognized within other comprehensive income will be immediately reclassified to profit or loss.
Costs of hedging
The foreign currency basis spread of cross-currency interest rate swaps are excluded from hedge designations and accounted for as costs of hedging. Changes in fair value of the foreign currency basis spread are recognized in other comprehensive income to the extent that they relate to the hedged item.
For time-period related hedged items, the amount recognized in other comprehensive income is amortized to profit or loss on a straight line basis over the term of the hedging relationship.
Fair value measurement
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The group categorizes assets and liabilities measured at fair value into one of three levels depending on the ability to observe inputs employed in their measurement. Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Level 2 inputs are inputs that are observable, either directly or indirectly, other than quoted prices included within level 1 for the asset or liability. Level 3 inputs are unobservable inputs for the asset or liability reflecting significant modifications to observable related market data or bp’s assumptions about pricing by market participants.

Significant estimate and judgement: derivative financial instruments
In some cases the fair values of derivatives are estimated using internal models due to the absence of quoted prices or other observable, market-corroborated data. This primarily applies to the group’s longer-term derivative contracts. The majority of these contracts are valued using models with inputs that include price curves for each of the different products that are built up from available active market pricing data (including volatility and correlation) and modelled using the maximum available external information. Additionally, where limited data exists for certain products, prices are determined using historical and long-term pricing relationships. The use of alternative assumptions or valuation methodologies may result in significantly different values for these derivatives. A reasonably possible change in the price assumptions used in the models relating to index price would not have a material impact on net assets and the Group income statement primarily as a result of offsetting movements between derivative assets and liabilities.
In some cases, judgement is required to determine whether contracts to buy or sell commodities meet the definition of a derivative or to determine appropriate presentation and classification of transactions in certain cases. In particular, contracts to buy and sell LNG are not considered to meet the definition as they are not considered capable of being net settled due to a lack of liquidity in the LNG market and the inability or lack of history of net settlement and are accounted for on an accruals basis, rather than as a derivative. Under IFRS, bp fair values the derivative financial instruments used to risk-manage the LNG contracts themselves, resulting in a measurement mismatch.
For more information, including the carrying amounts of level 3 derivatives, see Note 30.

Offsetting of financial assets and liabilities
Financial assets and liabilities are presented gross in the balance sheet unless both of the following criteria are met: the group currently has a legally enforceable right to set off the recognized amounts; and the group intends to either settle on a net basis or realize the asset and settle the liability simultaneously. A right of set off is the group’s legal right to settle an amount payable to a creditor by applying against it an amount receivable from the same counterparty. The relevant legal jurisdiction and laws applicable to the relationships between the parties are considered when assessing whether a current legally enforceable right to set off exists.
Provisions and contingencies
Provisions are recognized when the group has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where appropriate, the future cash flow estimates are adjusted to reflect risks specific to the liability.
If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows at a pre-tax risk-free rate that reflects current market assessments of the time value of money. Where discounting is used, the increase in the provision due to the passage of time is recognized within finance costs. Provisions are discounted using a nominal discount rate of 3.5% (2021 2.0%).
Provisions are split between amounts expected to be settled within 12 months of the balance sheet date (current) and amounts expected to be settled later (non-current).
Contingent liabilities are possible obligations whose existence will only be confirmed by future events not wholly within the control of the group, or present obligations where it is not probable that an outflow of resources will be required or the amount of the obligation cannot be measured with sufficient reliability. Contingent liabilities are not recognized in the consolidated financial statements but are disclosed, if material, unless the possibility of an outflow of economic resources is considered remote.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Decommissioning
Liabilities for decommissioning costs are recognized when the group has an obligation to plug and abandon a well, dismantle and remove a facility or an item of plant and to restore the site on which it is located, and when a reliable estimate of that liability can be made. Where an obligation exists for a new facility or item of plant, such as oil and natural gas production or transportation facilities, this liability will be recognized on construction or installation. Similarly, where an obligation exists for a well, this liability is recognized when it is drilled. An obligation for decommissioning may also crystallize during the period of operation of a well, facility or item of plant through a change in legislation or through a decision to terminate operations; an obligation may also arise in cases where an asset has been sold but the subsequent owner is no longer able to fulfil its decommissioning obligations, for example due to bankruptcy. The amount recognized is the present value of the estimated future expenditure determined in accordance with local conditions and requirements. The provision for the costs of decommissioning wells, production facilities and pipelines at the end of their economic lives is estimated using existing technology, at future prices, depending on the expected timing of the activity, and discounted using a nominal discount rate.
An amount equivalent to the decommissioning provision is recognized as part of the corresponding intangible asset (in the case of an exploration or appraisal well) or property, plant and equipment. The decommissioning portion of the property, plant and equipment is subsequently depreciated at the same rate as the rest of the asset. Other than the unwinding of discount on or utilization of the provision, any change in the present value of the estimated expenditure is reflected as an adjustment to the provision and the corresponding asset where that asset is generating or is expected to generate future economic benefits.
Environmental expenditures and liabilities
Environmental expenditures that are required in order for the group to obtain future economic benefits from its assets are capitalized as part of those assets. Expenditures that relate to an existing condition caused by past operations that do not contribute to future earnings are expensed.
Liabilities for environmental costs are recognized when a clean-up is probable and the associated costs can be reliably estimated. Generally, the timing of recognition of these provisions coincides with the commitment to a formal plan of action or, if earlier, on divestment or on closure of inactive sites.
The amount recognized is the best estimate of the expenditure required to settle the obligation. Provisions for environmental liabilities have been estimated using existing technology, at future prices and discounted using a nominal discount rate.
Emissions
Liabilities for emissions are recognized when the cumulative volumes of gases emitted by the group at the end of the reporting period exceed the allowances granted free of charge held for own use or a set baseline for emissions. The provision is measured at the best estimate of the expenditure required to settle the present obligation at the balance sheet date. It is based on the excess of actual emissions over the free allowances held or set baseline in tonnes (or other appropriate quantity) and is valued at the actual cost of any allowances that have been purchased and held for own use on a first-in-first-out (FIFO) basis, and, if insufficient allowances are held, for the remaining requirement on the basis of the spot market price of allowances at the balance sheet date. The majority of these provisions are typically settled within 12 months of the balance sheet date however certain schemes may have longer compliance periods. The cost of allowances purchased to cover a shortfall is recognized separately on the balance sheet as an intangible asset unless the emission allowances acquired or generated by the group are risk-managed by the shipping & trading function, then they are recognized on the balance sheet as inventory.
Restructuring provisions
Restructuring provisions are recognized where a detailed formal plan exists, and a valid expectation of risk of redundancy has been made to those affected but where the specific outcomes remain uncertain. Where formal redundancy offers have been made, the obligations for those amounts are reported as payables and, if not, as provisions if unpaid at the year-end.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant judgements and estimates: provisions
The group holds provisions for the future decommissioning of oil and natural gas production facilities and pipelines at the end of their economic lives. The largest decommissioning obligations facing bp relate to the plugging and abandonment of wells and the removal and disposal of oil and natural gas platforms and pipelines around the world. Most of these decommissioning events are many years in the future and the precise requirements that will have to be met when the removal event occurs are uncertain. Decommissioning technologies and costs are constantly changing, as are political, environmental, safety and public expectations. The timing and amounts of future cash flows are subject to significant uncertainty and estimation is required in determining the amounts of provisions to be recognized. Any changes in the expected future costs are reflected in both the provision and, where still recognized, the asset.
If oil and natural gas production facilities and pipelines are sold to third parties, judgement is required to assess whether the new owner will be unable to meet their decommissioning obligations, whether bp would then be responsible for decommissioning, and if so the extent of that responsibility. This typically requires assessment of the local legal requirements and the financial standing of the owner. If the standing deteriorates significantly, for example, bankruptcy of the owner, a provision may be required. The group has assessed that $0.8 billion of decommissioning provisions should be recognized as at 31 December 2022 (2021 $0.5 billion) for assets previously sold to third parties where the sale transferred the decommissioning obligation to the new owner. See Note 33 for further information.
Decommissioning provisions associated with downstream refineries are generally not recognized, as the potential obligations cannot be measured, given their indeterminate settlement dates. Obligations may arise if refineries cease manufacturing operations and any such obligations would be recognized in the period when sufficient information becomes available to determine potential settlement dates. See Note 33 for further information.
The group performs periodic reviews of its downstream refineries for any changes in facts and circumstances including those relating to the energy transition, that might require the recognition of a decommissioning provision. Portfolio strength and flexibility are such that the point of cessation of manufacturing at the group’s operating refineries cannot yet be reliably determined for the purposes of determining a decommissioning provision.
The provision for environmental liabilities is estimated based on current legal and constructive requirements, technology, price levels and expected plans for remediation. Actual costs and cash outflows can differ from current estimates because of changes in laws and regulations, public expectations, prices, discovery and analysis of site conditions and changes in clean-up technology.
The timing and amount of future expenditures relating to decommissioning and environmental liabilities are reviewed annually. The interest rate used in discounting the cash flows is reviewed quarterly. The nominal interest rate used to determine the balance sheet obligations at the end of 2022 was 3.5% (2021 2.0%), which was based on long-dated US government bonds. The weighted average period over which decommissioning and environmental costs are generally expected to be incurred is estimated to be approximately 17 years (2021 17 years) and 6 years (2021 6 years) respectively. Costs at future prices are typically determined by applying an inflation rate of 1.5% (2021 1.5%) to decommissioning costs and 2% (2021 2%) for all other provisions. A lower rate is typically applied to decommissioning as certain costs are expected to remain fixed at current or past prices.
The estimated phasing of undiscounted cash flows in real terms for upstream decommissioning is approximately $5.6 billion (2021 $5.3 billion) within the next 10 years, $5.3 billion (2021 $6.9 billion) in 10 to 20 years and the remainder of approximately $6.0 billion (2021 $6.0 billion) after 20 years. The timing and amount of decommissioning cash flows are inherently uncertain and therefore the phasing is management’s current best estimate but may not be what will ultimately occur.
Further information about the group’s provisions is provided in Note 23. Changes in assumptions in relation to the group's provisions could result in a material change in their carrying amounts within the next financial year. A 1.0 percentage point increase in the nominal discount rate applied could decrease the group’s provision balances by approximately $1.8 billion (2021 $2.6 billion). The pre-tax impact on the group income statement would be a credit of approximately $0.5 billion (2021 $0.7 billion). This level of change reflects past experience of a reasonable change in rate that could arise within the next financial year.
The discounting impact on the group's decommissioning provisions for oil and gas properties in the oil productions & operations and gas & low carbon energy segments of a two-year change in the timing of expected future decommissioning expenditures is approximately $0.5 billion (2021 $0.2 billion). Management currently does not consider a change of greater than two years to be reasonably possible in the next financial year and therefore the timing of upstream decommissioning expenditure is not a key source of estimation uncertainty.
If all expected future decommissioning expenditures were 10% higher, then these decommissioning provisions would increase by approximately $1.2 billion (2021 $1.6 billion) and a pre-tax charge of approximately $0.3 billion (2021 $0.4 billion) would be recognized. A one percentage point increase in the inflation rate applied to upstream decommissioning costs to determine the nominal cash flows could increase the decommissioning provision by approximately $2.0 billion (2021 $2.9 billion) with a pre-tax charge of approximately $0.5 billion (2021 $0.7 billion).
As described in Note 33, the group is subject to claims and actions for which no provisions have been recognized. The facts and circumstances relating to particular cases are evaluated regularly in determining whether a provision relating to a specific litigation should be recognized or revised. Accordingly, significant management judgement relating to provisions and contingent liabilities is required, since the outcome of litigation is difficult to predict.

Employee benefits
Wages, salaries, bonuses, social security contributions, paid annual leave and sick leave are accrued in the period in which the associated services are rendered by employees of the group. Deferred bonus arrangements that have a vesting date more than 12 months after the balance sheet date are valued on an actuarial basis using the projected unit credit method and amortized on a straight-line basis over the service period until the award vests. The accounting policies for share-based payments and for pensions and other post-retirement benefits are described below.
Share-based payments
Equity-settled transactions
The cost of equity-settled transactions with employees is measured by reference to the fair value of the equity instruments on the date on which they are granted and is recognized as an expense over the vesting period, which ends on the date on which the employees become fully entitled to the award. A corresponding credit is recognized within equity. Fair value is determined by using an appropriate, widely used valuation model. In valuing equity-settled transactions, no account is taken of any vesting conditions, other than conditions linked to the price of the shares of the company (market conditions). Non-vesting conditions, such as the condition that employees contribute to a savings-related plan, are taken into account in the grant-date fair value, and failure to meet a non-vesting condition, where this is within the control of the employee is treated as a cancellation and any remaining unrecognized cost is expensed.
1. Significant accounting policies, judgements, estimates and assumptions – continued
For other equity-settled share-based payment transactions, the goods or services received and the corresponding increase in equity are measured at the fair value of the goods or services received unless their fair value cannot be reliably estimated. If the fair value of the goods and services received cannot be reliably estimated, the transaction is measured by reference to the fair value of the equity instruments granted.
Cash-settled transactions
The cost of cash-settled transactions is recognized as an expense over the vesting period, measured by reference to the fair value of the corresponding liability which is recognized on the balance sheet. The liability is remeasured at fair value at each balance sheet date until settlement, with changes in fair value recognized in the income statement.
Pensions and other post-retirement benefits
The cost of providing benefits under the group’s defined benefit plans is determined separately for each plan using the projected unit credit method, which attributes entitlement to benefits to the current period to determine current service cost and to the current and prior periods to determine the present value of the defined benefit obligation. Past service costs, resulting from either a plan amendment or a curtailment (a reduction in future obligations as a result of a material reduction in the plan membership), are recognized immediately when the company becomes committed to a change.
Net interest expense relating to pensions and other post-retirement benefits, which is recognized in the income statement, represents the net change in present value of plan obligations and the value of plan assets resulting from the passage of time, and is determined by applying the discount rate to the present value of the benefit obligation at the start of the year, and to the fair value of plan assets at the start of the year, taking into account expected changes in the obligation or plan assets during the year.
Remeasurements of the defined benefit liability and asset, comprising actuarial gains and losses, and the return on plan assets (excluding amounts included in net interest described above) are recognized within other comprehensive income in the period in which they occur and are not subsequently reclassified to profit and loss.
The defined benefit pension plan surplus or deficit recognized on the balance sheet for each plan comprises the difference between the present value of the defined benefit obligation (using a discount rate based on high quality corporate bonds) and the fair value of plan assets out of which the obligations are to be settled directly. Fair value is based on market price information and, in the case of quoted securities, is the published bid price. Defined benefit pension plan surpluses are only recognized to the extent they are recoverable, either by way of a refund from the plan or reductions in future contributions to the plan.
Contributions to defined contribution plans are recognized in the income statement in the period in which they become payable.

Significant estimate: pensions and other post-retirement benefits
Accounting for defined benefit pensions and other post-retirement benefits involves making significant estimates when measuring the group's pension plan surpluses and deficits. These estimates require assumptions to be made about many uncertainties.
Pensions and other post-retirement benefit assumptions are reviewed by management at the end of each year. These assumptions are used to determine the projected benefit obligation at the year end and hence the surpluses and deficits recorded on the group's balance sheet and pension and other post-retirement benefit expense for the following year.
The assumptions that are the most significant to the amounts reported are the discount rate, inflation rate and mortality levels. Assumptions about these variables are based on the environment in each country. The assumptions used vary from year to year, with resultant effects on future net income and net assets. Changes to some of these assumptions, in particular the discount rate and inflation rate, could result in material changes to the carrying amounts of the group's pension and other post-retirement benefit obligations within the next financial year, in particular for the UK, US and Eurozone plans. Any differences between these assumptions and the actual outcome will also affect future net income and net assets.
The values ascribed to these assumptions and a sensitivity analysis of the impact of changes in the assumptions on the benefit expense and obligation used are provided in Note 24.

Income taxes
Income tax expense represents the sum of current tax and deferred tax.
Income tax is recognized in the income statement, except to the extent that it relates to items recognized in other comprehensive income or directly in equity, in which case the related tax is recognized in other comprehensive income or directly in equity.
Current tax is based on the taxable profit for the period. Taxable profit differs from net profit as reported in the income statement because it is determined in accordance with the rules established by the applicable taxation authorities. It therefore excludes items of income or expense that are taxable or deductible in other periods as well as items that are never taxable or deductible. The group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.
Deferred tax is provided, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. Deferred tax liabilities are recognized for all taxable temporary differences except:
•Where the deferred tax liability arises on the initial recognition of goodwill.
•Where the deferred tax liability arises on the initial recognition of an asset or liability in a transaction that is not a business combination, at the time of the transaction, affects neither accounting profit nor taxable profit or loss and, at the time of the transaction, does not give rise to equal taxable and deductible temporary differences.
•In respect of taxable temporary differences associated with investments in subsidiaries and associates and interests in joint arrangements, where the group is able to control the timing of the reversal of the temporary differences and it is probable that the temporary differences will not reverse in the foreseeable future.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Deferred tax assets are recognized for deductible temporary differences, carry-forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax credits and unused tax losses can be utilized, except where the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination, at the time of the transaction, affects neither accounting profit nor taxable profit or loss and, at the time of the transaction, does not give rise to equal taxable and deductive temporary differences.
In respect of deductible temporary differences associated with investments in subsidiaries and associates and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.
The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable or increased to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the balance sheet date. Deferred tax assets and liabilities are not discounted.
Deferred tax assets and liabilities are offset only when there is a legally enforceable right to set off current tax assets against current tax liabilities and when the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the current tax assets and liabilities on a net basis or to realize the assets and settle the liabilities simultaneously.
Where tax treatments are uncertain, if it is considered probable that a taxation authority will accept the group's proposed tax treatment, income taxes are recognized consistent with the group's income tax filings. If it is not considered probable, the uncertainty is reflected within the carrying amount of the applicable tax asset or liability using either the most likely amount or an expected value, depending on which method better predicts the resolution of the uncertainty.
The computation of the group’s income tax expense and liability involves the interpretation of applicable tax laws and regulations in many jurisdictions throughout the world. The resolution of tax positions taken by the group, through negotiations with relevant tax authorities or through litigation, can take several years to complete and in some cases it is difficult to predict the ultimate outcome. Therefore, judgement is required to determine whether provisions for income taxes are required and, if so, estimation is required of the amounts that could be payable.
In addition, the group has carry-forward tax losses and tax credits in certain taxing jurisdictions that are available to offset against future taxable profit. However, deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the unused tax losses or tax credits can be utilized. Management judgement is exercised in assessing whether this is the case and estimates are required to be made of the amount of future taxable profits that will be available. Such judgements are inherently impacted by estimates affecting future taxable profits such as oil and natural gas prices and decommissioning expenditure, see significant judgements and estimates: recoverability of asset carrying values and provisions.

Significant judgement and estimate: taxation
The value of deferred tax assets and liabilities is an area involving inherent uncertainty and estimation and balances are therefore subject to risk of material change as a result of underlying assumptions and judgements used, in particular the forecast of future profitability used to determine the recoverability of deferred tax, for example future oil and gas prices, see ‘Significant judgement and estimates - Recoverability of asset carrying values’. It is impracticable to disclose the extent of the possible effects of profitability assumptions on the group’s deferred tax assets. It is reasonably possible that to the extent that actual outcomes differ from management’s estimates, material income tax charges or credits, and material changes in current and deferred tax assets or liabilities, may arise within the next financial year and in future periods.
Judgement is required when determining whether a particular tax is an income tax or another type of tax (for example, a production tax). The attributes of the tax, including whether it is calculated on profits or another measure such as production or revenues, the extent of deductibility of costs and the interaction with existing income taxes, are considered in determining the classification of the tax. Accounting for deferred tax is applied to income taxes as described above but is not applied to other types of taxes; rather such taxes are recognized in the income statement in accordance with the applicable accounting policy such as Provisions and contingencies.
This judgement is considered significant only in relation to the group’s taxes payable under the fiscal terms of bp’s onshore concession in Abu Dhabi. These are principally reported as income taxes rather than as production taxes.
For more information see Note 9 and Note 33.

Customs duties and sales taxes
Customs duties and sales taxes that are passed on or charged to customers are excluded from revenues and expenses. Assets and liabilities are recognized net of the amount of customs duties or sales tax except:
•Customs duties or sales taxes incurred on the purchase of goods and services which are not recoverable from the taxation authority are recognized as part of the cost of acquisition of the asset.
•Receivables and payables are stated with the amount of customs duty or sales tax included.
The net amount of sales tax recoverable from, or payable to, the taxation authority is included within receivables or payables in the balance sheet.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Own equity instruments – treasury shares
The group’s holdings in its own equity instruments are shown as deductions from shareholders’ equity. Treasury shares represent bp shares repurchased and available for specific and limited purposes. For accounting purposes, shares held in Employee Share Ownership Plans (ESOPs) to meet the future requirements of the employee share-based payment plans are treated in the same manner as treasury shares and are, therefore, included in the consolidated financial statements as treasury shares. The cost of treasury shares subsequently sold or reissued is calculated on a weighted-average basis. Consideration, if any, received for the sale of such shares is also recognized in equity. No gain or loss is recognized in the income statement on the purchase, sale, issue or cancellation of equity shares. Shares repurchased under the share buy-back programme which are immediately cancelled are not shown as treasury shares, but are shown as a deduction from the profit and loss account reserve in the group statement of changes in equity.
Revenue and other income
Revenue from contracts with customers is recognized when or as the group satisfies a performance obligation by transferring control of a promised good or service to a customer. The transfer of control of oil, natural gas, natural gas liquids, LNG, petroleum and chemical products, and other items usually coincides with title passing to the customer and the customer taking physical possession. The group principally satisfies its performance obligations at a point in time; the amounts of revenue recognized relating to performance obligations satisfied over time are not significant.
When, or as, a performance obligation is satisfied, the group recognizes as revenue the amount of the transaction price that is allocated to that performance obligation. The transaction price is the amount of consideration to which the group expects to be entitled. The transaction price is allocated to the performance obligations in the contract based on standalone selling prices of the goods or services promised.
Contracts for the sale of commodities are typically priced by reference to quoted prices. Revenue from term commodity contracts is recognized based on the contractual pricing provisions for each delivery. Certain of these contracts have pricing terms based on prices at a point in time after delivery has been made. Revenue from such contracts is initially recognized based on relevant prices at the time of delivery and subsequently adjusted as appropriate. All revenue from these contracts, both that recognized at the time of delivery and that from post-delivery price adjustments, is disclosed as revenue from contracts with customers.
Sales and purchase of commodities accounted for under IFRS 15 are presented on a gross basis in Revenue from contracts with customers and Purchases respectively. Physically settled derivatives which represent trading or optimization activities are presented net alongside financially settled derivative contracts in Other operating revenues within Sales and other operating income. Certain physically settled sale and purchase derivative contracts which are not part of trading and optimization activities are presented gross within Other operating revenues and Purchases respectively. Changes in the fair value of derivative assets and liabilities prior to physical delivery are also classified as other operating revenues.
Physical exchanges with counterparties in the same line of business in order to facilitate sales to customers are reported net, as are sales and purchases made with a common counterparty, as part of an arrangement similar to a physical exchange.
Where the group acts as agent on behalf of a third party to procure or market energy commodities, any associated fee income is recognized but no purchase or sale is recorded.
Interest income is recognized as the interest accrues (using the effective interest rate, that is, the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument to the net carrying amount of the financial asset).
Dividend income from investments is recognized when the shareholders’ right to receive the payment is established.
Contract asset and contract liability balances are included within amounts presented for trade receivables and other payables respectively.
Finance costs
Finance costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use, are added to the cost of those assets until such time as the assets are substantially ready for their intended use. All other finance costs are recognized in the income statement in the period in which they are incurred.
Updates to significant accounting policies
Impact of new International Financial Reporting Standards
There are no new or amended standards or interpretations adopted during the year that have a significant impact on the consolidated financial statements.
Impact of new International Financial Reporting Standards - Not yet adopted
The following pronouncements from the IASB have not been adopted by the group in these financial statements as they will only become effective for future financial reporting periods. There are no other standards, amendments or interpretations in issue but not yet adopted that the directors anticipate will have a material effect on the reported income or net assets of the group.
IFRS 17 ' Insurance Contracts'
IFRS 17 'Insurance Contracts' provides a new general model for accounting for contracts where the issuer accepts significant insurance risk from another party and agrees to compensate that party if a future uncertain event adversely affects them. IFRS 17 replaces IFRS 4 'Insurance Contracts' and will be effective for bp for the financial reporting period commencing 1 January 2023. The standard has been endorsed by the UK and the EU. The new standard is not expected to have a material effect on bp's net assets as at 1 January 2023 or 1 January 2022.
Other changes to significant accounting policies
Change in segmentation
As a result of bp's decision to exit its shareholding in Rosneft on 27 February 2022, the group has ceased to report Rosneft as a separate segment in its financial reporting for 2022. Rosneft results up to 27 February 2022 are included within other businesses & corporate (OB&C), and 2021 and 2020 comparatives have been restated to include the Rosneft segment as per the table below:
1. Significant accounting policies, judgements, estimates and assumptions – continued

						$ million
			2021			2020
	OB&C (as previously reported)	Rosneft (as previously reported)	OB&C restated	OB&C (as previously reported)	Rosneft (as previously reported)	OB&C restated
Profit (loss) before interest and tax	(2,777)	2,688	(89)	(579)	(238)	(817)
Inventory holding (gains) losses*	—	(259)	(259)	—	89	89
RC profit (loss) before interest and tax	(2,777)	2,429	(348)	(579)	(149)	(728)
Net (favourable) adverse impact of adjusting items	1,394	291	1,685	(303)	205	(98)
Underlying RC profit (loss) before interest and tax	(1,383)	2,720	1,337	(882)	56	(826)
Taxation on an underlying RC basis	294	(269)	25	37	(3)	34
Underlying RC profit (loss) before interest	(1,089)	2,451	1,362	(845)	53	(792)